Shareholders' equity	12 Months Ended
Mar. 31, 2015
Shareholders' equity
Shareholders' equity

11. Shareholders' equity

On March 20, 2013, the Group issued 1,021 new shares, that are subject to certain restrictions on transfer and other terms and conditions, pursuant to the purchase agreement of FOSS (see Note 3). As a result the total number of issued and outstanding shares became 1,065,249.

On March 31, 2013, the Group issued 27,361 new shares pursuant to the Share-Based Compensation plan. As a result the total number of issued and outstanding shares became 1,092,610.

On April 30, 2013, the Group declared a dividend in the amount of $30,480. The dividend payable to IBS Group and other shareholders amounted to $25,200 and $5,280. A portion of the dividend in the amount of $25,200 was paid to IBS Group and a dividend in the amount of $5,387 was paid to other shareholders during the period ended March 31, 2014. There was no outstanding amount of dividend payable as of march 31, 2015.

On June 7, 2013, the Company executed a 1-to-28 share split so that the number of shares changed from 1,300,000 authorized, and 1,092,610 issued and outstanding shares with no par value to 80,000,000 authorized and 30,593,080 issued and outstanding shares with no par value.

The above share split was accounted for retroactively for all shares and per share amounts.

On June 7, 2013 the shareholders of the Company approved to redesignate the Company's ordinary shares into two new classes of shares, comprised of 3,120,675 Class A Ordinary Shares and 27,472,405 Class B Ordinary Shares (the "Reclassification"). The above reclassification became effective on July 1, 2013 upon the Company's IPO.

On July 1, 2013, the Group completed its initial public offering of 2,046,035 Class A ordinary shares at $17.00 per Class A ordinary share. Group's Class A ordinary shares are listed on the New York Stock Exchange under the symbol "LXFT". The net proceeds to the Group from the offering, after deducting the underwriting discount and commissions and the offering expenses, were $31,036.

On November 27, 2013, one of the minority shareholders sold 2,800,000 Class A ordinary shares at $34.00 per Class A ordinary share. As a result of Secondary Public Offering the Group did not get any proceeds.

On October 27, 2014, IBS Group reported that the previously announced proposal to reorganize IBS Group via an exchange of shares and Global Depository Receipts ("GDRs") of IBS Group for shares of the Company through a scheme of arrangement (the "Transaction") was approved. As per IBS Group's announcement, holders of the GDRs listed on the regulated market of the Frankfurt Stock Exchange and holders of issued and outstanding shares in IBS Group, other than the shares held by BXA Investments Ltd and Croyton Limited, (the "Transaction Shares", and together with the GDRs the Transaction Securities") received for each Transaction Security cancelled pursuant to the Transaction, 0.95 shares in the Company.

As a result of the Transaction, the ownership of IBS Group in the share capital of the Company has decreased from approximately 68.6% to approximately 44.2%. 8,003,828 shares of the Company were converted based on the exchange ratio of 0.95, from Class B ordinary shares (which entitle the holder to ten votes per share) to Class A ordinary shares and exchanged for IBS Group securities.